UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2004
Date of Report
(Date of earliest event reported)

SCIENTIFIC TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Oregon	0-12254	77-0170363
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6550 Dumbarton Circle
Fremont, CA    94555
(Address of principal executive offices including zip code)

(510) 608-3400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2004, Scientific Technologies publicly disseminated a press release announcing the financial results for its third quarter ended September 30, 2004. The information contained in the press release is furnished as Exhibit 99.1 hereto.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1    Press Release Issued November 1, 2004.    *

*    Also provided in PDF format as a courtesy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2004	Scientific Technologies Inc.
By: /s/ Richard O. Faria Richard O. Faria Vice President and Chief Financial Officer